UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

March 12, 2007

Date of Report

(Date of earliest event reported)

GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

(Exact Name of Registrant as Specified in Charter)

Virginia	001-32709	54-0283385
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6610 West Broad Street, Richmond, VA		23230
(Address of Principal Executive Offices)		(Zip Code)

(804) 281-6000

(Registrant’s Telephone Number, including Area Code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

Genworth Life and Annuity Insurance Company (the “Company,” “GLAIC,” “we,” “us,” or “our” unless the context otherwise requires) is filing this Current Report on Form 8-K to update certain historical information contained in its Annual Report on Form 10-K for the year ended December 31, 2006. The updated historical information is contained in exhibits filed herewith which information is incorporated herein by reference and filed as part of this report.

On January 1, 2007, Federal Home Life Insurance Company (“FHL”) and First Colony Life Insurance Company (“FCL”) merged with and into GLAIC. GLAIC is the surviving entity. FHL and FCL were both stock life insurance companies operating under charters granted by the Commonwealth of Virginia and both were affiliates of the Company. We received regulatory approval for the mergers from the State Corporation Commission, Bureau of Insurance of the Commonwealth of Virginia. The accompanying consolidated financial statements have been represented as if the mergers had been effective for all periods and were accounted for as a pooling of interests for entities under common control as the Company, FHL and FCL are all wholly-owned subsidiaries of Genworth Financial, Inc.

Upon consummation of the FHL and FCL mergers, GLAIC transferred its ownership of American Mayflower Life Insurance Company of New York (“AML”), formerly a wholly-owned subsidiary of FCL, to Genworth Life Insurance Company of New York (“GLICNY”), an affiliate, in exchange for a non-majority ownership interest in GLICNY. AML merged into GLICNY with GLICNY being the surviving entity. AML was included in all periods presented as the mergers of FHL and FCL were accounted for as a pooling of interests for entities under common control.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description of Exhibit
12	From the Genworth Life and Annuity Insurance Company Annual Report on Form 10-K for the year ended December 31, 2006—Exhibit 12, “Statement of Ratio of Income to Fixed Charges,” revised to reflect the mergers of GLAIC, FHL and FCL

23	Consent of KPMG LLP

99.1	From the Genworth Life and Annuity Insurance Company Annual Report on Form 10-K for the year ended December 31, 2006—Item 1, “Business,” revised to reflect the mergers of GLAIC, FHL and FCL

99.2	From the Genworth Life and Annuity Insurance Company Annual Report on Form 10-K for the year ended December 31, 2006—Item 1A, “Risk Factors,” revised to reflect the mergers of GLAIC, FHL and FCL

99.3	From the Genworth Life and Annuity Insurance Company Annual Report on Form 10-K for the year ended December 31, 2006—Item 6, “Selected Financial Information,” revised to reflect the mergers of GLAIC, FHL and FCL

99.4	From the Genworth Life and Annuity Insurance Company Annual Report on Form 10-K for the year ended December 31, 2006—Item 7, “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” revised to reflect the mergers of GLAIC, FHL and FCL

99.5	From the Genworth Life and Annuity Insurance Company Annual Report on Form 10-K for the year ended December 31, 2006—Item 7A, “Quantitative and Qualitative Disclosures About Market Risk,” revised to reflect the mergers of GLAIC, FHL and FCL

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Exhibit Number	Description of Exhibit
99.6	From the Genworth Life and Annuity Insurance Company Annual Report on Form 10-K for the year ended December 31, 2006—Item 8, “Financial Statements and Supplementary Data,” revised to reflect the mergers of GLAIC, FHL and FCL

99.7	From the Genworth Life and Annuity Insurance Company Annual Report on Form 10-K for the year ended December 31, 2006—“Report of Independent Registered Public Accounting Firm,” “Schedule I. Summary of Investments—other than investments in related parties,” and “Schedule III. Supplemental Insurance Information” included in Item 15, “Exhibits and Financial Statement Schedules,” revised to reflect the mergers of GLAIC, FHL and FCL

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 12, 2007

GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

By:	/S/ DENNIS R. VIGNEAU
Dennis R. Vigneau Senior Vice President—Chief Financial Officer

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EXHIBIT INDEX

Exhibit Number	Description of Exhibit
12	From the Genworth Life and Annuity Insurance Company Annual Report on Form 10-K for the year ended December 31, 2006—Exhibit 12, “Statement of Ratio of Income to Fixed Charges,” revised to reflect the mergers of GLAIC, FHL and FCL

23	Consent of KPMG LLP

99.1	From the Genworth Life and Annuity Insurance Company Annual Report on Form 10-K for the year ended December 31, 2006—Item 1, “Business,” revised to reflect the mergers of GLAIC, FHL and FCL

99.2	From the Genworth Life and Annuity Insurance Company Annual Report on Form 10-K for the year ended December 31, 2006—Item 1A, “Risk Factors,” revised to reflect the mergers of GLAIC, FHL and FCL

99.3	From the Genworth Life and Annuity Insurance Company Annual Report on Form 10-K for the year ended December 31, 2006—Item 6, “Selected Financial Information,” revised to reflect the mergers of GLAIC, FHL and FCL

99.4	From the Genworth Life and Annuity Insurance Company Annual Report on Form 10-K for the year ended December 31, 2006—Item 7, “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” revised to reflect the mergers of GLAIC, FHL and FCL

99.5	From the Genworth Life and Annuity Insurance Company Annual Report on Form 10-K for the year ended December 31, 2006—Item 7A, “Quantitative and Qualitative Disclosures About Market Risk,” revised to reflect the mergers of GLAIC, FHL and FCL

99.6	From the Genworth Life and Annuity Insurance Company Annual Report on Form 10-K for the year ended December 31, 2006—Item 8, “Financial Statements and Supplementary Data,” revised to reflect the mergers of GLAIC, FHL and FCL

99.7	From the Genworth Life and Annuity Insurance Company Annual Report on Form 10-K for the year ended December 31, 2006—“Report of Independent Registered Public Accounting Firm,” “Schedule I. Summary of Investments—other than investments in related parties,” and “Schedule III. Supplemental Insurance Information” included in Item 15, “Exhibits and Financial Statement Schedules,” revised to reflect the mergers of GLAIC, FHL and FCL

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